UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2022

iShares® Gold Trust Micro
(Exact name of registrant as specified in its charter)

New York	001-40521	83-6527686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC 400 Howard Street San Francisco, California 94105 Attn: Product Management Team iShares Product Research & Development
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	IAUM	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2022, iShares® Delaware Trust Sponsor LLC (the "Sponsor"), sponsor of iShares Gold Trust Micro (the "Trust"), and The Bank of New York Mellon, in its capacity as trustee of the Trust (the "Trustee"), entered into a First Amendment to the First Amended and Restated Depositary Trust Agreement (the "First Amendment") to reflect the reduction of the Sponsor’s Fee (as defined therein) from 0.15% to 0.09% annually.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 4.1.

Additionally, the voluntary waiver of a portion of the Sponsor's Fee currently in place (so that the Sponsor's Fee after the fee waiver noted above will not exceed 0.07%) will now expire June 30, 2027 instead of June 30, 2024.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 relating to the First Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Amendment to the First Amended and Restated Depositary Trust Agreement, dated as of October 24, 2022, by and between iShares Delaware Trust Sponsor LLC and The Bank of New York Mellon.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25 , 2022

iShares Gold Trust Micro*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Shannon Ghia
Name:	Shannon Ghia
Title:	President and Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in her capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the sponsor of the Trust.